                     GENERAL AMERICAN LIFE INSURANCE COMPANY

                                Power of Attorney

                               Michael K. Farrell
          Chairman of the Board, President and Chief Executive Officer

     KNOW ALL MEN BY THESE PRESENTS, that I, Michael K. Farrell, Chairman of the Board, President and Chief Executive Officer of General American Life Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 in connection with the registration of guarantees relating to the variable contracts listed below:

     . First MetLife Investors Variable Annuity Account One (Class C File No. 333-96795, Class L and Class L - 4 Year File No. 333-96785, Class XC File No. 333-96777, Class VA, Class AA, and Class B File No. 333-96773, Class A File No. 333-96775, First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B File No. 033-74174),

     . MetLife Investors Variable Annuity Account One (Class C File No. 333-59864, Class A File No. 333-54358, Class L and Class L - 4 Year File No. 333-52272, Class VA, Class AA and Class B File No. 333-50540, Class XC File No. 333-51950, Navigator-Select Variable Annuity, Custom-Select Variable Annuity, Russell-Select Variable Annuity File No. 333-34741, COVA Variable Annuity, Firstar Summit Variable Annuity, Premier Advisor Variable Annuity, Destiny Select Variable Annuity, Prevail Variable Annuity File No. 033-39100, COVA Series A File No. 333-90405, COVA Variable Annuity SPDA File No. 033-14979, Class C (CA) File No. 333-161106, Class A (CA) File No. 333-161105, Class L (CA) and Class L - 4 Year (CA) File No. 333-161104, Class VA (CA), Class AA
          (CA), and Class B (CA) File No. 333-161103, Class XC (CA) File No. 333-161102, Navigator-Select Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity File No. 333-160936, COVA Series A File No. 333-160940, COVA Variable Annuity and Premier Advisor File No. 333-160939),

     . MetLife Investors Variable Life Account One (Class VL Variable Life File No. 333-69522, Custom Select and Russell Select Variable Life File No. 333-83197, Custom Select and Russell Select Joint and Last Survivor Variable Life File No. 333-83165, Modified Single Premium Variable Life File No. 333-17963, Class VL Variable Life File No. 333-160846, Custom Select Variable Life File No. 333-160847, Modified Single Premium Variable Life File No. 333-160848),

     . MetLife Investors Variable Annuity Account Five (Class C File No. 333-138566, Class A File No. 333-138567, Class L and Class L - 4 Year File No. 333-138564,

          Class VA, Class AA, and Class B File No. 333-138563, Class XC File No. 333-138562, Navigator-Select Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity File No. 333-138569, COVA Series A File No. 333-138572, COVA Variable Annuity and Premier Advisor File No. 333-138571),

     . MetLife Investors Variable Life Account Five (Class VL Variable Life File No. 333-138575, Custom Select and Russell Select Variable Life File No. 333-138574, Custom Select and Russell Select Joint and Last Survivor Variable Life File No. 333-138573, Modified Single Premium Variable Life File No. 333-138576),

     . Paragon Separate Account A (Group American Plus File No. 333-133699 and AFIS File No. 333-133674),

     . Paragon Separate Account B (DWS D, Multi Manager D and Multi Manager II File No. 333-133675, DWS C, Multi Manager C, Morgan Stanley product, Putnam product, MFS product and Multi Manager III File No. 333-133671),

     . Paragon Separate Account C (Fidelity D File No. 333-133678 and Fidelity C File No. 333-133673),

     . Paragon Separate Account D (Joint and Last Survivor Variable Life File No. 333-133698 and Individual Variable Life File No. 333-133672).

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of October, 2009.

                             /s/ Michael K. Farrell
                       -----------------------------------
                               Michael K. Farrell

                               POWERS OF ATTORNEY
                     GENERAL AMERICAN LIFE INSURANCE COMPANY

DESIGNATION OF AGENT(S):

                                Peter M. Carlson
         Director, Executive Vice President and Chief Accounting Officer

KNOW ALL MEN BY THESE PRESENTS, that I, Peter M. Carlson, a director, Executive Vice President and Chief Accounting Officer of General American Life Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 in connection with the registration of guarantees relating to the variable contracts listed below:

     . First MetLife Investors Variable Annuity Account One (Class C File No. 333-96795, Class L and Class L - 4 Year File No. 333-96785, Class XC File No. 333-96777, Class VA, Class AA, and Class B File No. 333-96773, Class A File No. 333-96775, First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B File No. 033-74174),

     . MetLife Investors Variable Annuity Account One (Class C File No. 333-59864, Class A File No. 333-54358, Class L and Class L - 4 Year File No. 333-52272, Class VA, Class AA and Class B File No. 333-50540, Class XC File No. 333-51950, Navigator-Select Variable Annuity, Custom-Select Variable Annuity, Russell-Select Variable Annuity File No. 333-34741, COVA Variable Annuity, Firstar Summit Variable Annuity, Premier Advisor Variable Annuity, Destiny Select Variable Annuity, Prevail Variable Annuity File No. 033-39100, COVA Series A File No. 333-90405, COVA Variable Annuity SPDA File No. 033-14979, Class C (CA) File No. 333-161106, Class A (CA) File No. 333-161105, Class L (CA) and Class L - 4 Year (CA) File No. 333-161104, Class VA (CA), Class AA
          (CA), and Class B (CA) File No. 333-161103, Class XC (CA) File No. 333-161102, Navigator-Select Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity File No. 333-160936, COVA Series A File No. 333-160940, COVA Variable Annuity and Premier Advisor File No. 333-160939),

     . MetLife Investors Variable Life Account One (Class VL Variable Life File No. 333-69522, Custom Select and Russell Select Variable Life File No. 333-83197, Custom Select and Russell Select Joint and Last Survivor Variable Life File No. 333-83165, Modified Single Premium Variable Life File No. 333-17963, Class VL Variable Life File No. 333-160846, Custom Select Variable Life File No. 333-160847, Modified Single Premium Variable Life File No. 333-160848),

     . MetLife Investors Variable Annuity Account Five (Class C File No. 333-138566, Class A File No. 333-138567, Class L and Class L - 4 Year File No. 333-138564, Class VA, Class AA, and Class B File No. 333-138563, Class XC File No. 333-138562, Navigator-Select Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity File No. 333-138569, COVA Series A File No. 333-138572, COVA Variable Annuity and Premier Advisor File No. 333-138571),

     . MetLife Investors Variable Life Account Five (Class VL Variable Life File No. 333-138575, Custom Select and Russell Select Variable Life File No. 333-138574, Custom Select and Russell Select Joint and Last Survivor Variable Life File No. 333-138573, Modified Single Premium Variable Life File No. 333-138576),

     . Paragon Separate Account A (Group American Plus File No. 333-133699 and AFIS File No. 333-133674),

     . Paragon Separate Account B (DWS D, Multi Manager D and Multi Manager II File No. 333-133675, DWS C, Multi Manager C, Morgan Stanley product, Putnam product, MFS product and Multi Manager III File No. 333-133671),

     . Paragon Separate Account C (Fidelity D File No. 333-133678 and Fidelity C File No. 333-133673),

     . Paragon Separate Account D (Joint and Last Survivor Variable Life File No. 333-133698 and Individual Variable Life File No. 333-133672).

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. This Power of Attorney does not revoke any prior powers of attorney.

                      NOTICES RELATED TO POWERS OF ATTORNEY

The following notices are provided pursuant to the New York General Obligations Law since this power of attorney may be executed in New York State.

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the "principal," you give the person whom you choose (your "agent") authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. "Important Information for the Agent" at the end of this document describes your agent's responsibilities. Your agent can act on your behalf only after signing the Power of Attorney before a notary public. You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located. You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly. Your agent cannot make health care decisions for you. You may execute a "Health Care Proxy" to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites,
www.senate.state.ny.us or www.assembly.state.ny.us.
----------------------    ------------------------

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

     (1) act according to any instructions from the principal, or where there are no instructions, in the principal's best interest;

     (2) avoid conflicts that would impair your ability to act in the principal's best interest;

     (3) keep the principal's property separate and distinct from any assets you own or control, unless otherwise permitted by law;

     (4) keep a record or all receipts, payments, and transactions conducted for the principal; and (5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal's name and signing your own name as "agent" in either of the following manner: (Principal's Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal's Name).

You may not use the principal's assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal's best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal's guardian, if one had been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York's General Obligations Law, Article 5, Title 15. If it is found that you violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

     IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of October, 2009.


                                        /s/ Peter M. Carlson
                                        ----------------------------------------
                                        Peter M. Carlson

AGENT'S SIGNATURE AND ACKNOWLEDGMENT OF APPOINTMENT:

     It is not required that the principal and the agent(s) sign at the same time, nor that multiple agents sign at the same time.

We, Michele H. Abate, John E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, have read the foregoing Power of Attorney. We are the persons identified therein as agents for the principal named therein.

I acknowledge my legal responsibilities.


Agent(s) sign(s) here:                  /s/ Michele H. Abate
                                        ----------------------------------------
                                        Michele H. Abate


Agent(s) sign(s) here:                  /s/ John E. Connolly, Jr.
                                        ----------------------------------------
                                        John E. Connolly, Jr.


Agent(s) sign(s) here:                  /s/ Gina C. Sandonato
                                        ----------------------------------------
                                        Gina C. Sandonato


Agent(s) sign(s) here:                  /s/ Marie C. Swift
                                        ----------------------------------------
                                        Marie C. Swift

                                  NOTARIZATION

STATE OF NEW YORK

COUNTY OF NEW YORK

Before me, the undersigned authority, on this day personally appeared (check applicable individual(s)):

[_][X]   Peter M. Carlson
personally known to me or proved to me on the basis of satisfactory evidence to be the persons whose names are subscribed to the foregoing instrument, and acknowledged to me that he/she/they executed the same in his/her/their capacities, and that by his/her/their signature(s) on the instrument, the individual(s), or the person on behalf of whom the individual(s) acted, executed this instrument for the purposes and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE THIS 21 DAY OF October, 2009.

(SEAL)


                                        /s/ Barbara E. Ruder
                                        ----------------------------------------
                                        NOTARY PUBLIC

Barbara E. Ruder
Notary Public State of New York
No. 30-4773244
Qualified in Bronx County
Certificate Filed in New York County
Commission Expires September 30, 2010

                                  NOTARIZATION

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF SUFFOLK

Before me, the undersigned authority, on this day personally appeared (check applicable individual(s)):

[_][X]   Michele H. Abate

[_][X]   John E. Connolly, Jr.

[_][X]   Gina C. Sandonato

[_][X]   Marie C. Swift

personally known to me or proved to me on the basis of satisfactory evidence to be the persons whose names are subscribed to the foregoing instrument, and acknowledged to me that he/she/they executed the same in his/her/their capacities, and that by his/her/their signature(s) on the instrument, the individual(s), or the person on behalf of whom the individual(s) acted, executed this instrument for the purposes and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE THIS 27th DAY OF October, 2009.

(SEAL)

                                        /s/ Michael L. Cifelli
                                        ----------------------------------------
                                        NOTARY PUBLIC

Michael L. Cifelli
Notary Public
Commonwealth of Massachusetts
My Commission Expires Jan. 14, 2016

                     GENERAL AMERICAN LIFE INSURANCE COMPANY

                                Power of Attorney

                                  Todd B. Katz
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, Todd B. Katz, a director of General American Life Insurance Company, a Missouri company, do hereby appoint Michele
H. Abate, John E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 in connection with the registration of guarantees relating to the variable contracts listed below:

     . First MetLife Investors Variable Annuity Account One (Class C File No. 333-96795, Class L and Class L - 4 Year File No. 333-96785, Class XC File No. 333-96777, Class VA, Class AA, and Class B File No. 333-96773, Class A File No. 333-96775, First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B File No. 033-74174),

     . MetLife Investors Variable Annuity Account One (Class C File No. 333-59864, Class A File No. 333-54358, Class L and Class L - 4 Year File No. 333-52272, Class VA, Class AA and Class B File No. 333-50540, Class XC File No. 333-51950, Navigator-Select Variable Annuity, Custom-Select Variable Annuity, Russell-Select Variable Annuity File No. 333-34741, COVA Variable Annuity, Firstar Summit Variable Annuity, Premier Advisor Variable Annuity, Destiny Select Variable Annuity, Prevail Variable Annuity File No. 033-39100, COVA Series A File No. 333-90405, COVA Variable Annuity SPDA File No. 033-14979, Class C (CA) File No. 333-161106, Class A (CA) File No. 333-161105, Class L (CA) and Class L - 4 Year (CA) File No. 333-161104, Class VA (CA), Class AA
          (CA), and Class B (CA) File No. 333-161103, Class XC (CA) File No. 333-161102, Navigator-Select Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity File No. 333-160936, COVA Series A File No. 333-160940, COVA Variable Annuity and Premier Advisor File No. 333-160939),

     . MetLife Investors Variable Life Account One (Class VL Variable Life File No. 333-69522, Custom Select and Russell Select Variable Life File No. 333-83197, Custom Select and Russell Select Joint and Last Survivor Variable Life File No. 333-83165, Modified Single Premium Variable Life File No. 333-17963, Class VL Variable Life File No. 333-160846, Custom Select Variable Life File No. 333-160847, Modified Single Premium Variable Life File No. 333-160848),

     . MetLife Investors Variable Annuity Account Five (Class C File No. 333-138566, Class A File No. 333-138567, Class L and Class L - 4 Year File No. 333-138564,

          Class VA, Class AA, and Class B File No. 333-138563, Class XC File No. 333-138562, Navigator-Select Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity File No. 333-138569, COVA Series A File No. 333-138572, COVA Variable Annuity and Premier Advisor File No. 333-138571),

     . MetLife Investors Variable Life Account Five (Class VL Variable Life File No. 333-138575, Custom Select and Russell Select Variable Life File No. 333-138574, Custom Select and Russell Select Joint and Last Survivor Variable Life File No. 333-138573, Modified Single Premium Variable Life File No. 333-138576),

     . Paragon Separate Account A (Group American Plus File No. 333-133699 and AFIS File No. 333-133674),

     . Paragon Separate Account B (DWS D, Multi Manager D and Multi Manager II File No. 333-133675, DWS C, Multi Manager C, Morgan Stanley product, Putnam product, MFS product and Multi Manager III File No. 333-133671),

     . Paragon Separate Account C (Fidelity D File No. 333-133678 and Fidelity C File No. 333-133673),

     . Paragon Separate Account D (Joint and Last Survivor Variable Life File No. 333-133698 and Individual Variable Life File No. 333-133672).

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 27 day of October, 2009.


                                        /s/ Todd B. Katz
                                        ----------------------------------------
                                        Todd B. Katz

                               POWERS OF ATTORNEY
                     GENERAL AMERICAN LIFE INSURANCE COMPANY

DESIGNATION OF AGENT(S):

                                James L. Lipscomb
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, James L. Lipscomb, a director of General American Life Insurance Company, a Missouri company, do hereby appoint Michele
H. Abate, John E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 in connection with the registration of guarantees relating to the variable contracts listed below:

     . First MetLife Investors Variable Annuity Account One (Class C File No. 333-96795, Class L and Class L - 4 Year File No. 333-96785, Class XC File No. 333-96777, Class VA, Class AA, and Class B File No. 333-96773, Class A File No. 333-96775, First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B File No. 033-74174),

     . MetLife Investors Variable Annuity Account One (Class C File No. 333-59864, Class A File No. 333-54358, Class L and Class L - 4 Year File No. 333-52272, Class VA, Class AA and Class B File No. 333-50540, Class XC File No. 333-51950, Navigator-Select Variable Annuity, Custom-Select Variable Annuity, Russell-Select Variable Annuity File No. 333-34741, COVA Variable Annuity, Firstar Summit Variable Annuity, Premier Advisor Variable Annuity, Destiny Select Variable Annuity, Prevail Variable Annuity File No. 033-39100, COVA Series A File No. 333-90405, COVA Variable Annuity SPDA File No. 033-14979, Class C (CA) File No. 333-161106, Class A (CA) File No. 333-161105, Class L (CA) and Class L - 4 Year (CA) File No. 333-161104, Class VA (CA), Class AA
          (CA), and Class B (CA) File No. 333-161103, Class XC (CA) File No. 333-161102, Navigator-Select Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity File No. 333-160936, COVA Series A File No. 333-160940, COVA Variable Annuity and Premier Advisor File No. 333-160939),

     . MetLife Investors Variable Life Account One (Class VL Variable Life File No. 333-69522, Custom Select and Russell Select Variable Life File No. 333-83197, Custom Select and Russell Select Joint and Last Survivor Variable Life File No. 333-83165, Modified Single Premium Variable Life File No. 333-17963, Class VL Variable Life File No. 333-160846, Custom Select Variable Life File No. 333-160847, Modified Single Premium Variable Life File No. 333-160848),

     . MetLife Investors Variable Annuity Account Five (Class C File No. 333-138566, Class A File No. 333-138567, Class L and Class L - 4 Year File No. 333-138564, Class VA, Class AA, and Class B File No. 333-138563, Class XC File No. 333-

          138562, Navigator-Select Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity File No. 333-138569, COVA Series A File No. 333-138572, COVA Variable Annuity and Premier Advisor File No. 333-138571),

     . MetLife Investors Variable Life Account Five (Class VL Variable Life File No. 333-138575, Custom Select and Russell Select Variable Life File No. 333-138574, Custom Select and Russell Select Joint and Last Survivor Variable Life File No. 333-138573, Modified Single Premium Variable Life File No. 333-138576),

     . Paragon Separate Account A (Group American Plus File No. 333-133699 and AFIS File No. 333-133674),

     . Paragon Separate Account B (DWS D, Multi Manager D and Multi Manager II File No. 333-133675, DWS C, Multi Manager C, Morgan Stanley product, Putnam product, MFS product and Multi Manager III File No. 333-133671),

     . Paragon Separate Account C (Fidelity D File No. 333-133678 and Fidelity C File No. 333-133673),

     . Paragon Separate Account D (Joint and Last Survivor Variable Life File No. 333-133698 and Individual Variable Life File No. 333-133672).

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. This Power of Attorney does not revoke any prior powers of attorney.

                      NOTICES RELATED TO POWERS OF ATTORNEY

The following notices are provided pursuant to the New York General Obligations Law since this power of attorney may be executed in New York State.

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the "principal," you give the person whom you choose (your "agent") authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. "Important Information for the Agent" at the end of this document describes your agent's responsibilities. Your agent can act on your behalf only after signing the Power of Attorney before a notary public. You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located. You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly. Your agent cannot make health care decisions for you. You may execute a "Health Care Proxy" to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites,
www.senate.state.ny.us or www.assembly.state.ny.us.
----------------------    ------------------------

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

     (1) act according to any instructions from the principal, or where there are no instructions, in the principal's best interest;

     (2) avoid conflicts that would impair your ability to act in the principal's best interest;

     (3) keep the principal's property separate and distinct from any assets you own or control, unless otherwise permitted by law;

     (4) keep a record or all receipts, payments, and transactions conducted for the principal; and

     (5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal's name and signing your own name as "agent" in either of the following manner: (Principal's Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal's Name).

You may not use the principal's assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal's best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal's guardian, if one had been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York's General Obligations Law, Article 5, Title 15. If it is found that you violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

     IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of October, 2009.

                                        /s/ James L. Lipscomb
                                        ----------------------------------------
                                        James L. Lipscomb

AGENT'S SIGNATURE AND ACKNOWLEDGMENT OF APPOINTMENT:

     It is not required that the principal and the agent(s) sign at the same time, nor that multiple agents sign at the same time.

We, Michele H. Abate, John E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, have read the foregoing Power of Attorney. We are the persons identified therein as agents for the principal named therein.

I acknowledge my legal responsibilities.


Agent(s) sign(s) here:                  /s/ Michele H. Abate
                                        ----------------------------------------
                                        Michele H. Abate


Agent(s) sign(s) here:                  /s/ John E. Connolly, Jr.
                                        ----------------------------------------
                                        John E. Connolly, Jr.


Agent(s) sign(s) here:                  /s/ Gina C. Sandonato
                                        ----------------------------------------
                                        Gina C. Sandonato


Agent(s) sign(s) here:                  /s/ Marie C. Swift
                                        ----------------------------------------
                                        Marie C. Swift

                                  NOTARIZATION

STATE OF NEW YORK

COUNTY OF NEW YORK

Before me, the undersigned authority, on this day personally appeared (check applicable individual(s)):

[_][X]   James L. Lipscomb

personally known to me or proved to me on the basis of satisfactory evidence to be the persons whose names are subscribed to the foregoing instrument, and acknowledged to me that he/she/they executed the same in his/her/their capacities, and that by his/her/their signature(s) on the instrument, the individual(s), or the person on behalf of whom the individual(s) acted, executed this instrument for the purposes and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE THIS 23rd DAY OF OCTOBER, 2009.

(SEAL)


                                        Dennis V. Gill
                                        ----------------------------------------
                                        NOTARY PUBLIC

Dennis V. Gill
Notary Public State of New York
No. 01-G16049109
Qualified in Nassau County
Certificate Filed in New York County
Commission Expires Oct. 10, 2010

                                  NOTARIZATION

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF SUFFLOK

Before me, the undersigned authority, on this day personally appeared (check applicable individual(s)):

[_][X]   Michele H. Abate

[_][X]   John E. Connolly, Jr.

[_][X]   Gina C. Sandonato

[_][X]   Marie C. Swift

personally known to me or proved to me on the basis of satisfactory evidence to be the persons whose names are subscribed to the foregoing instrument, and acknowledged to me that he/she/they executed the same in his/her/their capacities, and that by his/her/their signature(s) on the instrument, the individual(s), or the person on behalf of whom the individual(s) acted, executed this instrument for the purposes and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE THIS 27th DAY OF October, 2009.

(SEAL)


                                        /s/ Michael L. Cifelli
                                        ----------------------------------------
                                        NOTARY PUBLIC

Michael L. Cifelli

Notary Public
Commonwealth of Massachusetts
My Commission Expires Jan. 14, 2016

                               POWERS OF ATTORNEY
                     GENERAL AMERICAN LIFE INSURANCE COMPANY

DESIGNATION OF AGENT(S):

                                 Maria R. Morris
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Maria R. Morris, a director of General American Life Insurance Company, a Missouri company, do hereby appoint Michele
H. Abate, John E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 in connection with the registration of guarantees relating to the variable contracts listed below:

     . First MetLife Investors Variable Annuity Account One (Class C File No. 333-96795, Class L and Class L - 4 Year File No. 333-96785, Class XC File No. 333-96777, Class VA, Class AA, and Class B File No. 333-96773, Class A File No. 333-96775, First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B File No. 033-74174),

     . MetLife Investors Variable Annuity Account One (Class C File No. 333-59864, Class A File No. 333-54358, Class L and Class L - 4 Year File No. 333-52272, Class VA, Class AA and Class B File No. 333-50540, Class XC File No. 333-51950, Navigator-Select Variable Annuity, Custom-Select Variable Annuity, Russell-Select Variable Annuity File No. 333-34741, COVA Variable Annuity, Firstar Summit Variable Annuity, Premier Advisor Variable Annuity, Destiny Select Variable Annuity, Prevail Variable Annuity File No. 033-39100, COVA Series A File No. 333-90405, COVA Variable Annuity SPDA File No. 033-14979, Class C (CA) File No. 333-161106, Class A (CA) File No. 333-161105, Class L (CA) and Class L - 4 Year (CA) File No. 333-161104, Class VA (CA), Class AA
          (CA), and Class B (CA) File No. 333-161103, Class XC (CA) File No. 333-161102, Navigator-Select Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity File No. 333-160936, COVA Series A File No. 333-160940, COVA Variable Annuity and Premier Advisor File No. 333-160939),

     . MetLife Investors Variable Life Account One (Class VL Variable Life File No. 333-69522, Custom Select and Russell Select Variable Life File No. 333-83197, Custom Select and Russell Select Joint and Last Survivor Variable Life File No. 333-83165, Modified Single Premium Variable Life File No. 333-17963, Class VL Variable Life File No. 333-160846, Custom Select Variable Life File No. 333-160847, Modified Single Premium Variable Life File No. 333-160848),

     . MetLife Investors Variable Annuity Account Five (Class C File No. 333-138566, Class A File No. 333-138567, Class L and Class L - 4 Year File No. 333-138564, Class VA, Class AA, and Class B File No. 333-138563, Class XC File No. 333-

          138562, Navigator-Select Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity File No. 333-138569, COVA Series A File No. 333-138572, COVA Variable Annuity and Premier Advisor File No. 333-138571),

     . MetLife Investors Variable Life Account Five (Class VL Variable Life File No. 333-138575, Custom Select and Russell Select Variable Life File No. 333-138574, Custom Select and Russell Select Joint and Last Survivor Variable Life File No. 333-138573, Modified Single Premium Variable Life File No. 333-138576),

     . Paragon Separate Account A (Group American Plus File No. 333-133699 and AFIS File No. 333-133674),

     . Paragon Separate Account B (DWS D, Multi Manager D and Multi Manager II File No. 333-133675, DWS C, Multi Manager C, Morgan Stanley product, Putnam product, MFS product and Multi Manager III File No. 333-133671),

     . Paragon Separate Account C (Fidelity D File No. 333-133678 and Fidelity C File No. 333-133673),

     . Paragon Separate Account D (Joint and Last Survivor Variable Life File No. 333-133698 and Individual Variable Life File No. 333-133672).

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. This Power of Attorney does not revoke any prior powers of attorney.

                      NOTICES RELATED TO POWERS OF ATTORNEY

The following notices are provided pursuant to the New York General Obligations Law since this power of attorney may be executed in New York State.

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the "principal," you give the person whom you choose (your "agent") authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. "Important Information for the Agent" at the end of this document describes your agent's responsibilities. Your agent can act on your behalf only after signing the Power of Attorney before a notary public. You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located. You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly. Your agent cannot make health care decisions for you. You may execute a "Health Care Proxy" to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites,
www.senate.state.ny.us or www.assembly.state.ny.us.
----------------------    ------------------------

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

     (1) act according to any instructions from the principal, or where there are no instructions, in the principal's best interest;

     (2) avoid conflicts that would impair your ability to act in the principal's best interest;

     (3) keep the principal's property separate and distinct from any assets you own or control, unless otherwise permitted by law;

     (4) keep a record or all receipts, payments, and transactions conducted for the principal; and

     (5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal's name and signing your own name as "agent" in either of the following manner: (Principal's Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal's Name).

You may not use the principal's assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal's best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal's guardian, if one had been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York's General Obligations Law, Article 5, Title 15. If it is found that you violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

     IN WITNESS WHEREOF, I have hereunto set my hand this 26 day of October, 2009.

                                        /s/ Maria R. Morris
                                        ----------------------------------------
                                        Maria R. Morris

AGENT'S SIGNATURE AND ACKNOWLEDGMENT OF APPOINTMENT:

     It is not required that the principal and the agent(s) sign at the same time, nor that multiple agents sign at the same time.

We, Michele H. Abate, John E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, have read the foregoing Power of Attorney. We are the persons identified therein as agents for the principal named therein.

I acknowledge my legal responsibilities.


Agent(s) sign(s) here:                  /s/ Michele H. Abate
                                        ----------------------------------------
                                        Michele H. Abate


Agent(s) sign(s) here:                  /s/ John E. Connolly, Jr.
                                        ----------------------------------------
                                        John E. Connolly, Jr.


Agent(s) sign(s) here:                  /s/ Gina C. Sandonato
                                        ----------------------------------------
                                        Gina C. Sandonato


Agent(s) sign(s) here:                  /s/ Marie C. Swift
                                        ----------------------------------------
                                        Marie C. Swift

                                  NOTARIZATION

STATE OF NEW YORK

COUNTY OF NEW YORK

Before me, the undersigned authority, on this day personally appeared (check applicable individual(s)):

[_][X]   Maria R. Morris

personally known to me or proved to me on the basis of satisfactory evidence to be the persons whose names are subscribed to the foregoing instrument, and acknowledged to me that he/she/they executed the same in his/her/their capacities, and that by his/her/their signature(s) on the instrument, the individual(s), or the person on behalf of whom the individual(s) acted, executed this instrument for the purposes and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE THIS 26th DAY OF OCTOBER, 2009.

(SEAL)


                                        /s/ Ellen M. Jentz
                                        ----------------------------------------
                                        NOTARY PUBLIC

Ellen M. Jentz
Notary Public State of New York
No. 01JE4927208, Nassau County
Comm. Expires April 11, 2010

                                  NOTARIZATION

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF SUFFOLK

Before me, the undersigned authority, on this day personally appeared (check applicable individual(s)):

[_][X]   Michele H. Abate

[_][X]   John E. Connolly, Jr.

[_][X]   Gina C. Sandonato

[_][X]   Marie C. Swift

personally known to me or proved to me on the basis of satisfactory evidence to be the persons whose names are subscribed to the foregoing instrument, and acknowledged to me that he/she/they executed the same in his/her/their capacities, and that by his/her/their signature(s) on the instrument, the individual(s), or the person on behalf of whom the individual(s) acted, executed this instrument for the purposes and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE THIS 27th DAY OF October, 2009.

(SEAL)


                                        /s/ Michael L. Cifelli
                                        ----------------------------------------
                                        NOTARY PUBLIC

Michael L. Cifelli
Notary Public
Commonwealth of Massachusetts
My Commission Expires Jan. 14, 2016

                     GENERAL AMERICAN LIFE INSURANCE COMPANY

                                Power of Attorney

                               Eric T. Steigerwalt
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, Eric T. Steigerwalt, a director of General American Life Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 in connection with the registration of guarantees relating to the variable contracts listed below:

     . First MetLife Investors Variable Annuity Account One (Class C File No. 333-96795, Class L and Class L - 4 Year File No. 333-96785, Class XC File No. 333-96777, Class VA, Class AA, and Class B File No. 333-96773, Class A File No. 333-96775, First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B File No. 033-74174),

     . MetLife Investors Variable Annuity Account One (Class C File No. 333-59864, Class A File No. 333-54358, Class L and Class L - 4 Year File No. 333-52272, Class VA, Class AA and Class B File No. 333-50540, Class XC File No. 333-51950, Navigator-Select Variable Annuity, Custom-Select Variable Annuity, Russell-Select Variable Annuity File No. 333-34741, COVA Variable Annuity, Firstar Summit Variable Annuity, Premier Advisor Variable Annuity, Destiny Select Variable Annuity, Prevail Variable Annuity File No. 033-39100, COVA Series A File No. 333-90405, COVA Variable Annuity SPDA File No. 033-14979, Class C (CA) File No. 333-161106, Class A (CA) File No. 333-161105, Class L (CA) and Class L - 4 Year (CA) File No. 333-161104, Class VA (CA), Class AA
          (CA), and Class B (CA) File No. 333-161103, Class XC (CA) File No. 333-161102, Navigator-Select Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity File No. 333-160936, COVA Series A File No. 333-160940, COVA Variable Annuity and Premier Advisor File No. 333-160939),

     . MetLife Investors Variable Life Account One (Class VL Variable Life File No. 333-69522, Custom Select and Russell Select Variable Life File No. 333-83197, Custom Select and Russell Select Joint and Last Survivor Variable Life File No. 333-83165, Modified Single Premium Variable Life File No. 333-17963, Class VL Variable Life File No. 333-160846, Custom Select Variable Life File No. 333-160847, Modified Single Premium Variable Life File No. 333-160848),

     . MetLife Investors Variable Annuity Account Five (Class C File No. 333-138566, Class A File No. 333-138567, Class L and Class L - 4 Year File No. 333-138564,

          Class VA, Class AA, and Class B File No. 333-138563, Class XC File No. 333-138562, Navigator-Select Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity File No. 333-138569, COVA Series A File No. 333-138572, COVA Variable Annuity and Premier Advisor File No. 333-138571),

     . MetLife Investors Variable Life Account Five (Class VL Variable Life File No. 333-138575, Custom Select and Russell Select Variable Life File No. 333-138574, Custom Select and Russell Select Joint and Last Survivor Variable Life File No. 333-138573, Modified Single Premium Variable Life File No. 333-138576),

     . Paragon Separate Account A (Group American Plus File No. 333-133699 and AFIS File No. 333-133674),

     . Paragon Separate Account B (DWS D, Multi Manager D and Multi Manager II File No. 333-133675, DWS C, Multi Manager C, Morgan Stanley product, Putnam product, MFS product and Multi Manager III File No. 333-133671),

     . Paragon Separate Account C (Fidelity D File No. 333-133678 and Fidelity C File No. 333-133673),

     . Paragon Separate Account D (Joint and Last Survivor Variable Life File No. 333-133698 and Individual Variable Life File No. 333-133672).

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of October, 2009.


                                        /s/ Eric T. Steigerwalt
                                        ----------------------------------------
                                        Eric T. Steigerwalt

                               POWERS OF ATTORNEY
                     GENERAL AMERICAN LIFE INSURANCE COMPANY

DESIGNATION OF AGENT(S):

                                Stanley J. Talbi
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Stanley J. Talbi, a director of General American Life Insurance Company, a Missouri company, do hereby appoint Michele
H. Abate, John E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 in connection with the registration of guarantees relating to the variable contracts listed below:

     . First MetLife Investors Variable Annuity Account One (Class C File No. 333-96795, Class L and Class L - 4 Year File No. 333-96785, Class XC File No. 333-96777, Class VA, Class AA, and Class B File No. 333-96773, Class A File No. 333-96775, First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B File No. 033-74174),

     . MetLife Investors Variable Annuity Account One (Class C File No. 333-59864, Class A File No. 333-54358, Class L and Class L - 4 Year File No. 333-52272, Class VA, Class AA and Class B File No. 333-50540, Class XC File No. 333-51950, Navigator-Select Variable Annuity, Custom-Select Variable Annuity, Russell-Select Variable Annuity File No. 333-34741, COVA Variable Annuity, Firstar Summit Variable Annuity, Premier Advisor Variable Annuity, Destiny Select Variable Annuity, Prevail Variable Annuity File No. 033-39100, COVA Series A File No. 333-90405, COVA Variable Annuity SPDA File No. 033-14979, Class C (CA) File No. 333-161106, Class A (CA) File No. 333-161105, Class L (CA) and Class L - 4 Year (CA) File No. 333-161104, Class VA (CA), Class AA
          (CA), and Class B (CA) File No. 333-161103, Class XC (CA) File No. 333-161102, Navigator-Select Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity File No. 333-160936, COVA Series A File No. 333-160940, COVA Variable Annuity and Premier Advisor File No. 333-160939),

     . MetLife Investors Variable Life Account One (Class VL Variable Life File No. 333-69522, Custom Select and Russell Select Variable Life File No. 333-83197, Custom Select and Russell Select Joint and Last Survivor Variable Life File No. 333-83165, Modified Single Premium Variable Life File No. 333-17963, Class VL Variable Life File No. 333-160846, Custom Select Variable Life File No. 333-160847, Modified Single Premium Variable Life File No. 333-160848),

     . MetLife Investors Variable Annuity Account Five (Class C File No. 333-138566, Class A File No. 333-138567, Class L and Class L - 4 Year File No. 333-138564, Class VA, Class AA, and Class B File No. 333-138563, Class XC File No. 333-

          138562, Navigator-Select Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity File No. 333-138569, COVA Series A File No. 333-138572, COVA Variable Annuity and Premier Advisor File No. 333-138571),

     . MetLife Investors Variable Life Account Five (Class VL Variable Life File No. 333-138575, Custom Select and Russell Select Variable Life File No. 333-138574, Custom Select and Russell Select Joint and Last Survivor Variable Life File No. 333-138573, Modified Single Premium Variable Life File No. 333-138576),

     . Paragon Separate Account A (Group American Plus File No. 333-133699 and AFIS File No. 333-133674),

     . Paragon Separate Account B (DWS D, Multi Manager D and Multi Manager II File No. 333-133675, DWS C, Multi Manager C, Morgan Stanley product, Putnam product, MFS product and Multi Manager III File No. 333-133671),

     . Paragon Separate Account C (Fidelity D File No. 333-133678 and Fidelity C File No. 333-133673),

     . Paragon Separate Account D (Joint and Last Survivor Variable Life File No. 333-133698 and Individual Variable Life File No. 333-133672).

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. This Power of Attorney does not revoke any prior powers of attorney.

                      NOTICES RELATED TO POWERS OF ATTORNEY

The following notices are provided pursuant to the New York General Obligations Law since this power of attorney may be executed in New York State.

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the "principal," you give the person whom you choose (your "agent") authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. "Important Information for the Agent" at the end of this document describes your agent's responsibilities. Your agent can act on your behalf only after signing the Power of Attorney before a notary public. You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located. You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly. Your agent cannot make health care decisions for you. You may execute a "Health Care Proxy" to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites,
www.senate.state.ny.us or www.assembly.state.ny.us.
----------------------    ------------------------

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

     (1) act according to any instructions from the principal, or where there are no instructions, in the principal's best interest;

     (2) avoid conflicts that would impair your ability to act in the principal's best interest;

     (3) keep the principal's property separate and distinct from any assets you own or control, unless otherwise permitted by law;

     (4) keep a record or all receipts, payments, and transactions conducted for the principal; and

     (5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal's name and signing your own name as "agent" in either of the following manner: (Principal's Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal's Name).

You may not use the principal's assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal's best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal's guardian, if one had been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York's General Obligations Law, Article 5, Title 15. If it is found that you violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

     IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of October, 2009.

                                        /s/ Stanley J. Talbi
                                        ----------------------------------------
                                        Stanley J. Talbi

AGENT'S SIGNATURE AND ACKNOWLEDGMENT OF APPOINTMENT:

    It is not required that the principal and the agent(s) sign at the same time, nor that multiple agents sign at the same time.

We, Michele H. Abate, John E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, have read the foregoing Power of Attorney. We are the persons identified therein as agents for the principal named therein.

I acknowledge my legal responsibilities.


Agent(s)  sign(s) here:                 /s/ Michele H. Abate
                                        ----------------------------------------
                                        Michele H. Abate


Agent(s) sign(s) here:                  /s/ John E. Connolly, Jr.
                                        ----------------------------------------
                                        John E. Connolly, Jr.


Agent(s) sign(s) here:                  /s/ Gina C. Sandonato
                                        ----------------------------------------
                                        Gina C. Sandonato


Agent(s) sign(s) here:                  /s/ Marie C. Swift
                                        ----------------------------------------
                                        Marie C. Swift

                                  NOTARIZATION

STATE OF NEW YORK

COUNTY OF NEW YORK

Before me, the undersigned authority, on this day personally appeared (check applicable individual(s)):

[_][X]   Stanley J. Talbi

personally known to me or proved to me on the basis of satisfactory evidence to be the persons whose names are subscribed to the foregoing instrument, and acknowledged to me that he/she/they executed the same in his/her/their capacities, and that by his/her/their signature(s) on the instrument, the individual(s), or the person on behalf of whom the individual(s) acted, executed this instrument for the purposes and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE THIS 21 DAY OF October, 2009.

(SEAL)

                                        /s/ Barbara E. Ruder
                                        ----------------------------------------
                                        NOTARY PUBLIC

Barbara E. Ruder
Notary Public State of New York
No. 30-4773244
Qualified in Bronx County
Certificate Filed in New York County
Commission Expires September 30, 2010

                                  NOTARIZATION

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF SUFFOLK

Before me, the undersigned authority, on this day personally appeared (check applicable individual(s)):

[_][X]   Michele H. Abate

[_][X]   John E. Connolly, Jr.

[_][X]   Gina C. Sandonato

[_][X]   Marie C. Swift

personally known to me or proved to me on the basis of satisfactory evidence to be the persons whose names are subscribed to the foregoing instrument, and acknowledged to me that he/she/they executed the same in his/her/their capacities, and that by his/her/their signature(s) on the instrument, the individual(s), or the person on behalf of whom the individual(s) acted, executed this instrument for the purposes and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE THIS 27th DAY OF October, 2009.

(SEAL)


                                        /s/ Michael L. Cifelli
                                        ----------------------------------------
                                        NOTARY PUBLIC

Michael L. Cifelli
Notary Public
Commonwealth of Massachusetts
My Commission Expires Jan. 14, 2016

                     GENERAL AMERICAN LIFE INSURANCE COMPANY

                                Power of Attorney

                                Michael J. Vietri
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, Michael J. Vietri, a director of General American Life Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 in connection with the registration of guarantees relating to the variable contracts listed below:

     . First MetLife Investors Variable Annuity Account One (Class C File No. 333-96795, Class L and Class L - 4 Year File No. 333-96785, Class XC File No. 333-96777, Class VA, Class AA, and Class B File No. 333-96773, Class A File No. 333-96775, First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B File No. 033-74174),

     . MetLife Investors Variable Annuity Account One (Class C File No. 333-59864, Class A File No. 333-54358, Class L and Class L - 4 Year File No. 333-52272, Class VA, Class AA and Class B File No. 333-50540, Class XC File No. 333-51950, Navigator-Select Variable Annuity, Custom-Select Variable Annuity, Russell-Select Variable Annuity File No. 333-34741, COVA Variable Annuity, Firstar Summit Variable Annuity, Premier Advisor Variable Annuity, Destiny Select Variable Annuity, Prevail Variable Annuity File No. 033-39100, COVA Series A File No. 333-90405, COVA Variable Annuity SPDA File No. 033-14979, Class C (CA) File No. 333-161106, Class A (CA) File No. 333-161105, Class L (CA) and Class L - 4 Year (CA) File No. 333-161104, Class VA (CA), Class AA
          (CA), and Class B (CA) File No. 333-161103, Class XC (CA) File No. 333-161102, Navigator-Select Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity File No. 333-160936, COVA Series A File No. 333-160940, COVA Variable Annuity and Premier Advisor File No. 333-160939),

     . MetLife Investors Variable Life Account One (Class VL Variable Life File No. 333-69522, Custom Select and Russell Select Variable Life File No. 333-83197, Custom Select and Russell Select Joint and Last Survivor Variable Life File No. 333-83165, Modified Single Premium Variable Life File No. 333-17963, Class VL Variable Life File No. 333-160846, Custom Select Variable Life File No. 333-160847, Modified Single Premium Variable Life File No. 333-160848),

     . MetLife Investors Variable Annuity Account Five (Class C File No. 333-138566, Class A File No. 333-138567, Class L and Class L - 4 Year File No. 333-138564,

          Class VA, Class AA, and Class B File No. 333-138563, Class XC File No. 333-138562, Navigator-Select Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity File No. 333-138569, COVA Series A File No. 333-138572, COVA Variable Annuity and Premier Advisor File No. 333-138571),

     . MetLife Investors Variable Life Account Five (Class VL Variable Life File No. 333-138575, Custom Select and Russell Select Variable Life File No. 333-138574, Custom Select and Russell Select Joint and Last Survivor Variable Life File No. 333-138573, Modified Single Premium Variable Life File No. 333-138576),

     . Paragon Separate Account A (Group American Plus File No. 333-133699 and AFIS File No. 333-133674),

     . Paragon Separate Account B (DWS D, Multi Manager D and Multi Manager II File No. 333-133675, DWS C, Multi Manager C, Morgan Stanley product, Putnam product, MFS product and Multi Manager III File No. 333-133671),

     . Paragon Separate Account C (Fidelity D File No. 333-133678 and Fidelity C File No. 333-133673),

     . Paragon Separate Account D (Joint and Last Survivor Variable Life File No. 333-133698 and Individual Variable Life File No. 333-133672).

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of October, 2009.


                                        /s/ Michael J. Vietri
                                        ----------------------------------------
                                        Michael J. Vietri

                     GENERAL AMERICAN LIFE INSURANCE COMPANY

                                Power of Attorney

                                 James J. Reilly
                                 Vice President

     KNOW ALL MEN BY THESE PRESENTS, that I, James J. Reilly, a VicePresident of General American Life Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 in connection with the registration of guarantees relating to the variable contracts listed below:

     . First MetLife Investors Variable Annuity Account One (Class C File No. 333-96795, Class L and Class L - 4 Year File No. 333-96785, Class XC File No. 333-96777, Class VA, Class AA, and Class B File No. 333-96773, Class A File No. 333-96775, First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B File No. 033-74174),

     . MetLife Investors Variable Annuity Account One (Class C File No. 333-59864, Class A File No. 333-54358, Class L and Class L - 4 Year File No. 333-52272, Class VA, Class AA and Class B File No. 333-50540, Class XC File No. 333-51950, Navigator-Select Variable Annuity, Custom-Select Variable Annuity, Russell-Select Variable Annuity File No. 333-34741, COVA Variable Annuity, Firstar Summit Variable Annuity, Premier Advisor Variable Annuity, Destiny Select Variable Annuity, Prevail Variable Annuity File No. 033-39100, COVA Series A File No. 333-90405, COVA Variable Annuity SPDA File No. 033-14979, Class C (CA) File No. 333-161106, Class A (CA) File No. 333-161105, Class L (CA) and Class L - 4 Year (CA) File No. 333-161104, Class VA (CA), Class AA
          (CA), and Class B (CA) File No. 333-161103, Class XC (CA) File No. 333-161102, Navigator-Select Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity File No. 333-160936, COVA Series A File No. 333-160940, COVA Variable Annuity and Premier Advisor File No. 333-160939),

     . MetLife Investors Variable Life Account One (Class VL Variable Life File No. 333-69522, Custom Select and Russell Select Variable Life File No. 333-83197, Custom Select and Russell Select Joint and Last Survivor Variable Life File No. 333-83165, Modified Single Premium Variable Life File No. 333-17963, Class VL Variable Life File No. 333-160846, Custom Select Variable Life File No. 333-160847, Modified Single Premium Variable Life File No. 333-160848),

     . MetLife Investors Variable Annuity Account Five (Class C File No. 333-138566, Class A File No. 333-138567, Class L and Class L - 4 Year File No. 333-138564,

          Class VA, Class AA, and Class B File No. 333-138563, Class XC File No. 333-138562, Navigator-Select Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity File No. 333-138569, COVA Series A File No. 333-138572, COVA Variable Annuity and Premier Advisor File No. 333-138571),

     . MetLife Investors Variable Life Account Five (Class VL Variable Life File No. 333-138575, Custom Select and Russell Select Variable Life File No. 333-138574, Custom Select and Russell Select Joint and Last Survivor Variable Life File No. 333-138573, Modified Single Premium Variable Life File No. 333-138576),

     . Paragon Separate Account A (Group American Plus File No. 333-133699 and AFIS File No. 333-133674),

     . Paragon Separate Account B (DWS D, Multi Manager D and Multi Manager II File No. 333-133675, DWS C, Multi Manager C, Morgan Stanley product, Putnam product, MFS product and Multi Manager III File No. 333-133671),

     . Paragon Separate Account C (Fidelity D File No. 333-133678 and Fidelity C File No. 333-133673),

     . Paragon Separate Account D (Joint and Last Survivor Variable Life File No. 333-133698 and Individual Variable Life File No. 333-133672).

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of October, 2009.


                                        /s/ James J. Reilly
                                        ----------------------------------------
                                        James J. Reilly

                     GENERAL AMERICAN LIFE INSURANCE COMPANY

                                Power of Attorney

                             Teresa Wynn Roseborough
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, Teresa Wynn Roseborough, a director of General American Life Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 in connection with the registration of guarantees relating to the variable contracts listed below:

     . First MetLife Investors Variable Annuity Account One (Class C File No. 333-96795, Class L and Class L - 4 Year File No. 333-96785, Class XC File No. 333-96777, Class VA, Class AA, and Class B File No. 333-96773, Class A File No. 333-96775, First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B File No. 033-74174),

     . MetLife Investors Variable Annuity Account One (Class C File No. 333-59864, Class A File No. 333-54358, Class L and Class L - 4 Year File No. 333-52272, Class VA, Class AA and Class B File No. 333-50540, Class XC File No. 333-51950, Navigator-Select Variable Annuity, Custom-Select Variable Annuity, Russell-Select Variable Annuity File No. 333-34741, COVA Variable Annuity, Firstar Summit Variable Annuity, Premier Advisor Variable Annuity, Destiny Select Variable Annuity, Prevail Variable Annuity File No. 033-39100, COVA Series A File No. 333-90405, COVA Variable Annuity SPDA File No. 033-14979, Class C (CA) File No. 333-161106, Class A (CA) File No. 333-161105, Class L (CA) and Class L - 4 Year (CA) File No. 333-161104, Class VA (CA), Class AA
          (CA), and Class B (CA) File No. 333-161103, Class XC (CA) File No. 333-161102, Navigator-Select Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity File No. 333-160936, COVA Series A File No. 333-160940, COVA Variable Annuity and Premier Advisor File No. 333-160939),

     . MetLife Investors Variable Life Account One (Class VL Variable Life File No. 333-69522, Custom Select and Russell Select Variable Life File No. 333-83197, Custom Select and Russell Select Joint and Last Survivor Variable Life File No. 333-83165, Modified Single Premium Variable Life File No. 333-17963, Class VL Variable Life File No. 333-160846, Custom Select Variable Life File No. 333-160847, Modified Single Premium Variable Life File No. 333-160848),

     . MetLife Investors Variable Annuity Account Five (Class C File No. 333-138566, Class A File No. 333-138567, Class L and Class L - 4 Year File No. 333-138564, Class VA, Class AA, and Class B File No. 333-138563, Class XC File No. 333-

          138562, Navigator-Select Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity File No. 333-138569, COVA Series A File No. 333-138572, COVA Variable Annuity and Premier Advisor File No. 333-138571),

     . MetLife Investors Variable Life Account Five (Class VL Variable Life File No. 333-138575, Custom Select and Russell Select Variable Life File No. 333-138574, Custom Select and Russell Select Joint and Last Survivor Variable Life File No. 333-138573, Modified Single Premium Variable Life File No. 333-138576),

     . Paragon Separate Account A (Group American Plus File No. 333-133699 and AFIS File No. 333-133674),

     . Paragon Separate Account B (DWS D, Multi Manager D and Multi Manager II File No. 333-133675, DWS C, Multi Manager C, Morgan Stanley product, Putnam product, MFS product and Multi Manager III File No. 333-133671),

     . Paragon Separate Account C (Fidelity D File No. 333-133678 and Fidelity C File No. 333-133673),

     . Paragon Separate Account D (Joint and Last Survivor Variable Life File No. 333-133698 and Individual Variable Life File No. 333-133672).

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of October, 2009.


                                             /s/ Teresa Wynn Roseborough
                                             -----------------------------------
                                             Teresa Wynn Roseborough